UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)            December 19, 2014

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (678) 281-2020

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2014, the Board of Directors (the “Board”) of Ebix, Inc. (the “Company”) approved the Amended and Restated Bylaws of the Company. The Amended and Restated Bylaws, which take effect immediately following the Company’s Annual Meeting of Stockholders, scheduled to be held on January 9, 2015, contain amendments (the “Amendments”) that: (1) require stockholders requesting a special meeting to make certain disclosures and establish additional procedures and standards; (2) require advance notice from stockholders proposing business for an annual meeting or nominating directors; (3) empower the chairman of any stockholder meeting to prescribe rules for the conduct of such meetings; (4) establish requirements for setting a record date in connection with stockholder action by written consent in lieu of a meeting; and (5) provide mandatory advancement of expenses for the Company’s directors, officers and employees in connection with lawsuits against them in their corporate capacities.

The following summary of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Article II, Section 2.02 (Special Meetings). As revised, Section 2.02 of the Amended and Restated Bylaws requires stockholders requesting a special meeting of the Company’s stockholders (each, a “Requesting Stockholder”) to make certain disclosures to the Company. Among other things, Section 2.02 now requires a Requesting Stockholder to: (1) state the purpose of the requested special meeting; (2) agree to notify the Company of any disposition of Company stock and acknowledge that any disposition lowering the Requesting Stockholders’ collective ownership percentage beneath the requisite 10 percent (the “Requisite Percentage”) revokes the special meeting request with respect to the disposed shares; and (3) provide documentary evidence reasonably demonstrating that the Requesting Stockholders hold the Requisite Percentage.

Section 2.02 also limits the subject of special meetings to avoid duplicative stockholder meetings. No stockholder special meeting may be called if, among other things: (1) the meeting request relates to an item of business that is not a proper subject for stockholder action under applicable law; (2) the special meeting request is delivered during the period commencing 120 days before the first anniversary of the last annual meeting of stockholders and ending on the earlier of the next annual meeting and 30 days after the first anniversary of the last meeting; (3) the meeting’s purpose substantially duplicates an item of business, excluding director nominations, presented at an annual or special meeting held not more than 12 months before the special meeting request is delivered; (4) a similar item of business is included in the Company’s own notice of an upcoming annual, special or any meeting called for within 120 days of the receipt by the Company of a special meeting request; or (5) the special meeting request violates Regulation 14A under the Securities Exchange Act of 1934, as amended.

Article II, Sections 2.05 (Advance Notice Provisions). Section 2.05 of the Amended and Restated Bylaws establishes advance notice provisions relating to items of business proposed by stockholders for an annual meeting. To be timely, a stockholder’s notice proposing an item of business for an annual meeting generally must be submitted not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting.

In addition, the advance notice provisions in connection with an annual meeting require similar disclosures as those discussed above relating to special meetings, as well as the requirements that a stockholder proposing business at an annual meeting disclose certain information relating to derivative transactions involving the Company’s stock and make any disclosure required under the federal proxy rules.

Article II, Section 2.08 (Conduct of Meetings). Section 2.08 of the Amended and Restated Bylaws enables the chairman of any meeting of stockholders to adopt such rules as the chairman deems appropriate for the conduct of the meeting. Accordingly, the chairman has the authority to set the order of business for such meetings and otherwise help ensure their orderly process.

Article II, Section 2.11 (Stockholder Action without Meetings). Section 2.11 of the Amended and Restated Bylaws, relating to stockholder action by written consent, now provides that: (1) any person seeking to have the stockholders authorize or take Company action by written consent must request the Company to fix a record date for such purpose; (2) within 10 days of receiving such a request, the Board shall adopt a resolution fixing the record date, unless the Board had already done so; and (3) the record date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board.

Article III, Section 3.10 (Advance Notice of Nomination). Section 3.10 of the Amended and Restated Bylaws creates certain advance notice requirements for stockholder nominations of directors at both annual and special meetings. To be timely, a director nomination by a stockholder for an annual meeting must be submitted not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting. In the case of a nomination at a special meeting, notice of such nomination must be given within 10 days that notice of such meeting was provided or made public.

In addition, Section 3.10 requires disclosures relating to the nominees and their relationships with stockholders proposing their nomination. Among other things, Section 3.10 requires a proposed nominee to: (1) represent and promise that the nominee is not, nor will become, party to any understanding with another person (a) to vote or act as a Director in a certain manner or (b) concerning compensation, reimbursement or indemnification without disclosure to the Company; and (2) represent that, if elected to the Board, such nominee would comply with Regulation FD and Company governance, trading, ethics, stock ownership and other policies.

Section 3.10 also requires disclosures similar to a stockholder proposing business for an annual meeting. In addition, a proposing stockholder, including its affiliates, must disclose all agreements or other understandings with a director nominee it has proposed, as well as any other material interest involved in such nomination.

Article VII, Section 7.05 (Advance of Expenses). Section 7.05 of the Amended and Restated Bylaws now provides for mandatory advancement of expense to directors, officers, employees and agents of the Company indemnified under the Bylaws. However, such persons do not receive indemnification or advanced expenses for proceedings against the Company, unless such persons successfully enforce rights to such indemnification and advancement of expenses.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ebix, Inc., effective immediately following the Company’s Annual Meeting of Stockholders, scheduled to be held on January 9, 2015
3.2	Amended and Restated Bylaws of Ebix, Inc., marked to show amendments effective immediately following the Company’s Annual Meeting of Stockholders, scheduled to be held on January 9, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2014

EBIX, INC.

	By:	/s/ Robert Kerris
	Name:	Robert Kerris
	Title:	EVP, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Ebix, Inc., effective immediately following the Company’s Annual Meeting of Stockholders, scheduled to be held on January 9, 2015
3.2	Amended and Restated Bylaws of Ebix, Inc., marked to show amendments effective immediately following the Company’s Annual Meeting of Stockholders, scheduled to be held on January 9, 2015.